UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 5, 2023

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas And Virginia	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock No Par Value	ATO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 5, 2023 Atmos Energy Corporation (“Atmos Energy”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc, Credit Agricole Securities (USA) Inc., Mizuho Securities USA LLC and TD Securities (USA) LLC, as representatives of the several underwriters named in Schedule I thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) by Atmos Energy of $400 million aggregate principal amount of its 5.900% Senior Notes due 2033 (the “2033 Notes”) and $500 million aggregate principal amount of its 6.200% Senior Notes due 2053 (the “2053 Notes” and, together with the 2033 Notes, the “Notes”). The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-271038) of Atmos Energy (the “Registration Statement”) and the prospectus supplement dated October 5, 2023, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on October 10, 2023. Legal opinions related to the Registration Statement are also filed herewith as Exhibits 5.1 and 5.2.

Atmos Energy expects to receive net proceeds, after the underwriting discount and estimated offering expenses, of approximately $889.2 million. The Offering is expected to close on or about October 10, 2023, subject to customary closing conditions.

The Notes will be issued pursuant to an indenture dated March 26, 2009 (the “Indenture”) between Atmos Energy and U.S. Bank Trust Company, National Association as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), to be modified by an Officers’ Certificate setting forth the terms of the Notes (the “Officers’ Certificate”), to be dated October 10, 2023 and delivered to the Trustee pursuant to Section 301 of the Indenture. Each series of Notes will be represented by a global security, forms of which are filed as exhibits hereto. The form of the Officers’ Certificate and the Underwriting Agreement are each also filed as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of October 5, 2023

4.1	Form of Officers’ Certificate, to be dated October 10, 2023

4.2	Form of Global Security for 5.900% Senior Notes due 2033

4.3	Form of Global Security for 6.200% Senior Notes due 2053

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Hunton Andrews Kurth LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: October 10, 2023	By:	/s/ Daniel M. Meziere
Daniel M. Meziere
Vice President of Investor Relations and Treasurer